UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 11, 2024

CONSTELLATION BRANDS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-08495	16-0716709
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

207 High Point Drive, Building 100, Victor, NY 14564

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (585) 678-7100

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Class A Common Stock	STZ	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On January 11, 2024, Constellation Brands, Inc. (the “Company”) and Manufacturers and Traders Trust Company, as trustee (the “Trustee”), entered into Supplemental Indenture No. 34 (the “Supplemental Indenture”), dated as of January 11, 2024, which supplemented the Indenture, dated as of April 17, 2012 (the “Base Indenture” and together with the Supplemental Indenture and the other prior supplemental indentures thereto, the “Indenture”). Under the Indenture, the Company issued $400.0 million aggregate principal amount of 4.800% Senior Notes due 2029 (the “Notes”) for a public offering price of 99.889% of the principal amount of such notes.

The Notes were registered under the Securities Act of 1933, as amended, pursuant to the Company’s Registration Statement on Form S-3 (File No. 333-268289) filed with the Securities and Exchange Commission (the “SEC”) on November 10, 2022 (the “Registration Statement”).

The Company will pay interest on the Notes on January 15 and July 15 of each year, commencing on July 15, 2024. The Notes will mature on January 15, 2029. The Company may redeem the Notes, in whole or in part, at its option, under the terms provided in the Supplemental Indenture. The Indenture contains certain “Events of Default” (as defined in the Supplemental Indenture) customary for indentures of this type. If an Event of Default has occurred and is continuing, the Trustee or the holders of not less than 25% in aggregate principal amount of the Notes then outstanding may, and the Trustee at the request of the holders of not less than 25% in aggregate principal amount of the Notes then outstanding shall, declare all unpaid principal of, premium, if any, and accrued interest on all the Notes to be due and payable. Terms of the Indenture and the Notes are more fully described in the section entitled “Description of the Notes” of the Prospectus Supplement dated January 9, 2024, that was filed with the SEC on January 10, 2024.

The foregoing summary of the Supplemental Indenture does not purport to be complete and is qualified in its entirety by reference to (i) Supplemental Indenture No. 34 filed as Exhibit 4.1 hereto (and the form of 4.800% Senior Notes due 2029, which is included in Exhibit 4.1 hereto), which is incorporated by reference into this Item 8.01, and (ii) the Base Indenture, which was filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed with the SEC on April 23, 2012.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

4.1	Supplemental Indenture No. 34, dated as of January 11, 2024, between the Company, as Issuer, and Manufacturers and Traders Trust Company, as Trustee.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 11, 2024	CONSTELLATION BRANDS, INC.

	By:	/s/ Garth Hankinson
Garth Hankinson
Executive Vice President and Chief Financial Officer